SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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GUARANTY FINANCIAL CORPORATION (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GUARANTY FINANCIAL CORPORATION

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Guaranty Financial Corporation (“Guaranty”), which will be held on April 17, 2003, at 10:00 a.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia.

At the Annual Meeting, three directors will be elected for terms of three years each.  Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement, and a form of proxy.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted.  Please complete, sign, date and return promptly the form of proxy that is enclosed with this mailing.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

The Board of Directors and management of Guaranty appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ William E. Doyle, Jr.

William E. Doyle, Jr.

President and Chief Executive Officer

Charlottesville, Virginia

March 17, 2003

GUARANTY FINANCIAL CORPORATION

1658 State Farm Boulevard

Charlottesville, Virginia 22911

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 17, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of the holders of shares of Common Stock (“Common Stock”) of Guaranty Financial Corporation (“Guaranty”) will be held at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia on April 17, 2003 at 10:00 a.m., for the following purposes:

1.

To elect three directors for terms of three years each, or until their successors are elected and qualify; and

2.

To transact such other business as may properly come before the Meeting.

Holders of shares of Common Stock of record at the close of business on February 28, 2003, will be entitled to vote at the Meeting.

You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Meeting.  A postage-paid return envelope is enclosed for your convenience.

If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Esther S. Sheler

Esther S. Sheler

Secretary

Charlottesville, Virginia

March 17, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER THAT YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.  ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

GUARANTY FINANCIAL CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 17, 2003

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, par value $1.25 per share (“Common Stock”), of Guaranty Financial Corporation (“Guaranty”) in connection with the solicitation of proxies by the Board of Directors of Guaranty to be used at the Annual Meeting of Shareholders to be held on April 17, 2003, at 10:00 a.m., at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia, and any adjournment thereof (the “Meeting”).  At the Meeting, three directors will be elected for terms of three years each.

The principal executive offices of Guaranty are located at 1658 State Farm Boulevard, Charlottesville, Virginia 22911.  The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to Guaranty’s shareholders is March 17, 2003.

The Board of Directors has fixed the close of business on February 28, 2003, as the record date (the “Record Date”) for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting.  At the close of business on the Record Date, there were 1,978,377 shares of Common Stock outstanding held by approximately 987 shareholders.  Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting.  In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.

As of the Record Date, directors and executive officers of Guaranty and their affiliates, as a group, owned of record and beneficially a total of 449,076 shares of Common Stock, or approximately 22.20% of the shares of Common Stock outstanding on such date.  Directors and executive officers of Guaranty have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy.

A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to Guaranty of such inability to vote, broker nonvotes will not be counted for purposes of determining the existence of a quorum, and also will not be counted as voting in favor of or against the particular matter.

Shareholders of Guaranty are requested to complete, date and sign the accompanying form of proxy and return it promptly to Guaranty in the enclosed envelope.  If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon.  If no voting instructions are given, proxies received by Guaranty will be voted for approval of the directors nominated for election.

Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Guaranty, by executing and delivering a substitute proxy dated as of a later date to Guaranty or by attending the Meeting and voting in person.  If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the meeting date, to Esther S. Sheler, Secretary, Guaranty Financial Corporation, 1658 State Farm Boulevard, Charlottesville, Virginia 22911.

The cost of soliciting proxies for the Meeting will be borne by Guaranty.

ELECTION OF DIRECTORS

Three directors are to be elected to serve for terms of three years each.  The Board of Directors acts as a Nominating Committee for selecting the nominees for election as directors.  The Board of Directors has no reason to believe that any of the nominees will be unavailable.

Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Board of Directors under procedures that Guaranty has established.  See “Proposals for 2004 Annual Meeting of Shareholders.”

The following information sets forth the names, ages, principal occupations and business experience for all nominees and incumbent directors.  The date shown for first election as a director in the information below represents the year in which the nominee or incumbent director was first elected to the Board of Directors of Guaranty or previously to the Board of Directors of Guaranty Bank.  Unless otherwise indicated, the business experience and principal occupations shown for each nominee or incumbent director has extended five or more years.

Nominees for Election

for Terms Expiring in 2006

Douglas E. Caton, 60, has been a director since 1981 and has been Chairman of Guaranty’s Board of Directors since 1989.

Mr. Caton is Chief Executive Officer of Management Services Corporation, a regional commercial real estate management, construction and development company.  A combat veteran of the Vietnam War, Mr. Caton retired as a Major General in the United States Army Reserve.  He is a member of the Board of Governors of both St. Margaret’s School in Tappahannock, Virginia, and The Miller School of Albemarle, Virginia.

John R. Metz, 65, has been a director since 1981.

Mr. Metz is a retired pharmacist and also retired from the United States Air Force and Air National Guard in 1995 with the rank of Brigadier General.  He is a member and past president of the Board of Directors of the Virginia Pharmacists Association Research and Education Foundation and is a member of the Board of Directors of the Northwestern Virginia Health Systems Agency.

James R. Sipe, Jr., 47, has been a director since 1996.

Mr. Sipe is an Associate Broker with Coldwell Banker Funkhouser Realtors and Coldwell Banker Commercial Funkhouser Realtors, real estate sales companies in Harrisonburg, Virginia.  Mr. Sipe is a member of the Board of Directors of the James Madison University Duke Club, a member of the Emmanuel Episcopal Church Construction and Renovation Committee and currently serves as president of the Harrisonburg Rockingham Association of Realtors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Serving

for Terms Expiring in 2004

Henry J. Browne, 70, has been a director since 1981.

Mr. Browne is an architect in private practice with a studio in Boca Grande, Florida.

Oscar W. Smith, Jr., 72, has been a director since 1981.

Mr. Smith is President of K-B Management Co., a real estate investment company, in Charlottesville, Virginia.

Incumbent Directors Serving

for Terms Expiring in 2005

William E. Doyle, Jr., 50, has been a director since 2001.

Mr. Doyle has been Guaranty’s President and Chief Executive Officer since May 2001.  From November 1997 to May 2001, he was Senior Vice President, Mortgage and Retail Services, of The Middleburg Bank.   Mr. Doyle is a member of the Board of Directors of the United Way - Thomas Jefferson Area, Martha Jefferson Medical Enterprises, VBA Management Services Corporation and VBA Benefits Corporation.

Jason I. Eckford, Jr., 73, has been a director since 1999.

Mr. Eckford is President of Eckford Financial Services, a financial consulting business in Charlottesville, Virginia.  He had a 36-year career in commercial and trust banking in the Charlottesville area and currently serves on the boards of the Martha Jefferson House, the Charlottesville and University Symphony Orchestra, and the Coastal Lumber Company.

Harry N. Lewis, 75, has been a director since 1981, has served as Chairman of the Board of Directors, and currently serves as Vice Chairman, a position he has held since 1989.

Mr. Lewis retired as President of Lewis Insurance Agency, an insurance sales company, and as owner of O’Neill Mortgage Corp, a mortgage company, both in Charlottesville, Virginia.

The Board of Directors and Committees

Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders.  The Board of Directors held thirteen (13) meetings in the year ended December 31, 2002.  For the year ended December 31, 2002, each of Guaranty’s directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees on which the respective director served.

The Board of Directors has a standing Audit Committee.  The Audit Committee consists of Mr. Metz, as Chairman, and Messrs. Browne, Caton and Smith.  The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls.  It reviews and accepts the reports of Guaranty’s independent auditors and federal examiners.  The Audit Committee met four (4) times during the year ended December 31, 2002.  Additional information with respect to the Audit Committee is discussed below under “Audit Information.”

The Executive Committee has assumed the responsibilities of a Compensation Committee with respect to the review of senior management’s performance and compensation and the review and setting of guidelines for compensation of all employees.  The Executive Committee consists of Mr. Caton, as Chairman, and Messrs. Eckford and Sipe.  The Executive Committee met six (6) times during the year ended December 31, 2002.

Security Ownership of Management

The following table sets forth information as of February 28, 2003, regarding the number of shares of Common Stock beneficially owned by each director, each individual named in the Summary Compensation Table below and all current directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the individual living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.  The address for each of the following individuals is 1658 State Farm Boulevard, Charlottesville, Virginia 22911.

Common Stock

Name

Beneficially Owned (1)

Percentage of Class

Henry J. Browne

39,237

1.98%

Douglas E. Caton

323,245

16.33%

William E. Doyle, Jr.

21,100

1.06%

Jason I. Eckford, Jr.

2,650

*

Harry N. Lewis

6,638

*

John R. Metz

15,432

*

Richard L. Saunders

15,100

*

James R. Sipe, Jr.

3,850

*

Oscar W. Smith, Jr.

21,524

1.09%

All current executive officers and

directors as a group (10 Persons)

449,076

22.20%

Thomas F. Crump (2)

10,100

    *

*

Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)

Amounts disclosed include shares of Common Stock that certain individuals have the right to acquire upon the exercise of stock options exercisable within 60 days of February 28, 2003, as follows:  Mr. Browne, 1,600; Mr. Caton, 1,600; Mr. Doyle, 20,100; Mr. Lewis, 1,600; Mr. Metz, 1,600; Mr. Saunders, 15,100; Mr. Sipe, 1,600; and Mr. Smith, 1,600; and all current executive officers as a group, 44,850.

(2)

Mr. Crump’s employment with Guaranty terminated January 31, 2003.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of February 28, 2003, regarding the number of shares of Common Stock beneficially owned by all persons who own five percent or more of the outstanding shares of Common Stock.

Common Stock

Name and Address

Beneficially Owned (1)

Percentage of Class

Douglas E. Caton

323,245

16.33%

4 Deer Park

Earlysville, Virginia

J. Sheldon Clark (2)

193,737

9.8%

1633 Broadway, 30th Floor

New York, New York

Banc Fund IV L.P. (3)

100,742

5.1%

Banc Fund V L.P.

Banc Fund VI L.P.

208 S. LaSalle Street

Chicago, Illinois

(1)

Amounts disclosed include 1,600 shares of Common Stock that Mr. Caton has the right to acquire upon the exercise of stock options exercisable within 60 days of February 28, 2003.

(2)

In a Schedule 13D/A filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2003, John Sheldon Clark reported beneficial ownership of, including sole voting and dispositive power with respect to, 193,737 shares of Common Stock as of that date.

(3)

In a Schedule 13G filed with the SEC on February 14, 2003, Banc Fund V L.P. reported beneficial ownership of, including sole voting and dispositive power with respect to, 61,799 shares of Common Stock and Banc Fund VI L.P. reported similar beneficial ownership of 38,943 shares of Common Stock, as of December 31, 2002.  Banc Fund IV L.P., Banc Fund V L.P. and Banc Fund VI L.P. are under common control, according to the Schedule 13G.

Executive Officers Who Are Not Directors

Tara Y. Harrison, 34, has been Vice President and Chief Financial Officer since January 2003.  From December 2000 to January 2003, she was Director of Internal Audit for Guaranty.  Ms. Harrison was Director of Finance and Controller for Comdial Corporation from February 1999 through December 2000 and, prior to that, was with Deloitte & Touche LLP in their Richmond office, where she most recently held the position of Senior Manager.

Richard L. Saunders, 49, has been Senior Vice President and Chief Credit Officer since February 2000.  From June 1998 to February 2000, he was Vice President and a commercial banker of Guaranty and, from April 1996 to June 1998, he was Vice President and a business banker with Jefferson National Bank and its successor, Wachovia Bank.  Mr. Saunders also acted as Guaranty’s chief executive officer from March 2001 to May 2001.

Executive Compensation

Summary of Cash and Certain Other Compensation

The following table shows, for the fiscal years ended December 31, 2002, 2001 and 2000, the cash compensation paid by Guaranty, as well as certain other compensation paid or accrued for those years, to the named Executive Officers in all capacities in which they served.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options	All Other Compensation ($)(1)
William E. Doyle, Jr. President and Chief Executive Officer (2)	2002 2001	$205,274 118,310	-- --	60,243 (3) 47,201 (4)	15,000 5,100	5,500 --
Richard L. Saunders Senior Vice President and Chief Credit Officer (5)	2002 2001 2000	118,750 122,969 89,262	3,563 -- --	* * *	10,000 100 --	3,563 3,689 2,684
Thomas F. Crump Former Senior Vice President and Chief Financial Officer (6)	2002 2001 2000	152,880 151,575 45,202	4,600 -- --	15,634 * *	10,000 100 --	3,370 2,293 --

*

All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(1)

Amounts reflect Guaranty’s matching contribution under its Section 401(k) retirement plan.

(2)

Mr. Doyle’s employment with Guaranty commenced in May 2001.

(3)

Amount includes $46,296 in benefits relating to initiation fees and dues for a country club membership, including an allowance for the payment of taxes resulting from the club membership benefit.

(4)

Amount includes $33,758 in relocation expenses in connection with the commencement of Mr. Doyle’s employment.

(5)

Mr. Saunders became an executive officer of Guaranty in September 2000.  The amounts shown for 2000 include all compensation paid to Mr. Saunders by Guaranty from January 1, 2000.

(6)

Mr. Crump’s employment with Guaranty commenced in September 2000 and terminated in January 2003.

Stock Option Grants

The following table sets forth for the year ended December 31, 2002, the grants of stock options to the named Executive Officers:

Option Grants In Last Fiscal Year

Name	Number of Securities Underlying Options Granted (#) (1)	Percent of Total Options Granted to Employees in Fiscal Year (%) (2)	Exercise or Base Price ($/Share)	Expiration Date

William E. Doyle, Jr.	15,000	31.57%	8.125	January 1, 2012
Richard L. Saunders	10,000	21.05%	8.125	January 1, 2012
Thomas F. Crump	10,000	21.05%	8.125	January 1, 2012

(1)

Stock options were granted at or above the fair market value of the shares of Common Stock at the date of grant.  Each grant is immediately exercisable.

(2)

Options to purchase 47,500 shares of Common Stock were granted to employees during the year ended December 31, 2002.

Option Exercises and Holdings

The following table sets forth information as to stock option exercises during 2002 and the amount and value of stock options held by the named Executive Officers as of December 31, 2002.

Aggregate Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#) (1)	Value of Unexercised In-the- Money Options at Fiscal Year End ($) (2)
Name	Shares Acquired on Exercise	Value Realized	Exercisable / Unexercisable	Exercisable/ Unexercisable

William E. Doyle, Jr.	--	--	20,100 / --	95,678 / --
Richard L. Saunders	--	--	15,100 / --	51,653 / --
Thomas F. Crump (3)	2,500	$ 12,938	7,600 / --	35,741 / --

(1)

Each of these options relates to shares of Common Stock.

(2)

The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between (i) the fair market value of common stock underlying the options at December 31, 2002 ($12.83) and (ii) the exercise price of the options.  All options disclosed in the table were in-the-money as of December 31, 2002.

(3)

Mr. Crump exercised the options to acquire 7,600 shares of Common Stock that he held at December 31, 2002 in connection with the termination of his employment with Guaranty in January 2003.

Directors’ Fees

Directors, excluding directors who are officers of Guaranty, receive fees of $550 for each meeting of the Board of Directors attended and $300 for each Loan, Audit, and Executive Committee meeting attended.  Mr. Caton, who is an ex officio member of all committees and devotes additional time to Guaranty’s affairs as Chairman of the Board of Directors, received a fee of $32,500 in the fiscal year ended December 31, 2002, in lieu of any fees for attending Board of Directors and committee meetings.

Beginning in 2002, Guaranty annually issues 150 shares of Common Stock to each of its non-employee directors. Such shares are not issued under any plan of Guaranty, and they are in addition to the cash compensation that the directors receive.

Employment Agreements

Guaranty and William E. Doyle, Jr. are parties to an employment agreement dated as of May 10, 2001.  The agreement provides for Mr. Doyle’s service as President and Chief Executive Officer of both Guaranty and Guaranty Bank and provides for a base salary of $195,300.  In addition, the agreement provides for, at the beginning of his employment, the grant of options to purchase 5,000 shares of Common Stock and, in each of February 2002, 2003 and 2004, the grant of options to purchase 10,000 shares of Common Stock.  Each option, which Guaranty grants under the 1991 Incentive Plan, is immediately exercisable, has an exercise price of the fair market value at the date of grant and has a 10-year term.  The options are intended to be treated as incentive stock options.

Under the agreement, if Mr. Doyle’s employment is terminated by Guaranty for reasons other than cause or by Mr. Doyle for “good reason” (as defined in the agreement), he will be entitled to receive severance pay equal to one-twelfth of his annual base salary in effect at the time for 36 months or for the remainder of the term of the agreement, whichever is less.  If his employment terminates for reasons other than cause or for good reason within one year of a change in control of Guaranty, he will be entitled to severance payments approximately equal to 299% of his annualized cash compensation for the period that precedes the change in control as determined under the Internal Revenue Code of 1986, as amended.  If termination of employment due to a change in control had occurred in the year ended December 31, 2002, Mr. Doyle would have been entitled to severance payments amounting to approximately $635,000.

The agreement also contains a covenant not to compete that is in effect while Mr. Doyle is an officer and employee of Guaranty and for a 12-month period after the termination of employment.  The agreement is for a period ending May 31, 2006.

Transactions with Management

Some of the directors and officers of Guaranty are at present, as in the past, customers of Guaranty, and Guaranty has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.  These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

There are no legal proceedings to which any director, officer or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to Guaranty.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Guaranty’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the SEC reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulation to furnish Guaranty with copies of all Section 16(a) forms that they file.  Based solely on review of the copies of such reports furnished to Guaranty or written representation that no other reports were required, Guaranty believes that, during fiscal year 2002, its executive officers and directors were in compliance with the applicable regulations.

INDEPENDENT AUDITORS

Guaranty expects to appoint BDO Seidman, LLP to perform the audit of Guaranty’s financial statements for the year ending December 31, 2003.  BDO Seidman, LLP has acted as Guaranty’s auditors for the past eight years and has reported on financial statements during that period.  A representative from BDO Seidman, LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions from shareholders.

AUDIT INFORMATION

The Audit Committee of the Board of Directors operates under a written charter that the Board of Directors has adopted.  The four members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees

The aggregate amount of fees billed or expected to be billed to Guaranty by BDO Seidman, LLP for professional services rendered in connection with the audit of Guaranty’s annual financial statements for the fiscal year ended December 31, 2002, and for the review of Guaranty’s interim financial statements included in Guaranty’s Quarterly Reports on Form 10-QSB for that fiscal year, is $64,000.

Financial Information System Design and Implementation Fees

There were no professional services rendered to Guaranty by BDO Seidman, LLP for the design and implementation of financial information systems for the fiscal year ended December 31, 2002.

All Other Fees

The aggregate amount of fees billed or expected to be billed to Guaranty by BDO Seidman, LLP for all other non-audit services rendered to Guaranty for the fiscal year ended December 31, 2002 is $18,000, all of which represent fees for tax and audit-related services.  Audit-related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audits and SEC registration statements.  The Audit Committee has considered whether the independent auditor’s provision of non-audit services to Guaranty is compatible with maintaining the auditor’s independence.

Audit Committee Report

Management is responsible for Guaranty’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of Guaranty’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Guaranty and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of information technology services and other non-audit services to Guaranty is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Guaranty’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Submitted by the Audit Committee of the Board of Directors

John R. Metz, Chairman

Henry J. Browne

Douglas E. Caton

Oscar W. Smith, Jr.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of Guaranty’s Annual Report to Shareholders for the year ended December 31, 2002, has been furnished to shareholders.  Additional copies may be obtained by written request to the Secretary of Guaranty at the address indicated below.  The Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, GUARANTY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT.  ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ESTHER S. SHELER, SECRETARY, GUARANTY FINANCIAL CORPORATION, 1658 STATE FARM BOULEVARD, CHARLOTTESVILLE, VIRGINIA 22911.  THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

PROPOSALS FOR 2004 ANNUAL MEETING

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2004 annual meeting of shareholders must cause such proposal to be received, in proper form, at Guaranty’s principal executive offices at 1658 State Farm Boulevard, Charlottesville, Virginia 22911, no later than November 18, 2003, in order for the proposal to be considered for inclusion in Guaranty’s Proxy Statement for that meeting.  It is urged that any such proposal be sent by certified mail, return receipt requested.

Guaranty’s Bylaws also prescribe the procedures that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2004 annual meeting of shareholders, notice of nomination must be received by Guaranty’s Secretary not less than 60 days and not more than 90 days prior to the date of the 2004 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2004 annual meeting of shareholders, notice must be received by Guaranty’s Secretary not less than 60 days and not more than 90 days prior to the date of the 2004 meeting.  The notice must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of Guaranty’s Bylaws, without charge, upon written request to Guaranty’s Secretary.  Based upon an anticipated date of April 22, 2004 for the 2004 annual meeting of shareholders, Guaranty must receive any notice of nomination or other business no earlier than January 23, 2004 and no later than February 22, 2004.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein.  However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

By Order of The Board of Directors

/s/E sther S. Sheler

Esther S. Sheler

Secretary

March 17, 2003

[FORM OF PROXY]

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY GUARANTY FINANCIAL CORPORATION	For	With- Hold	For All Except

Proxy Solicited on Behalf of The Board of Directors

The undersigned hereby appoints Henry J. Browne and Oscar W. Smith, Jr., jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon any and all other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Guaranty Financial Corporation, a Virginia corporation, to be held at the Glenmore Country Club, 1750 Piper Way, Keswick, Virginia, on April 17, 2003, at 10:00 a.m., local time, or any adjournments thereof, for the following purposes:

1. To elect as directors the three persons listed as nominees below. For Terms Expiring in 2006 Douglas E. Caton John R. Metz James R. Sipe, Jr.	[ ]	[ ]	[ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

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2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the

    meeting, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN,THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1.

    If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.

Please be sure to sign and date this Proxy in the box below.	Date
_____Shareholder sign above__________________ Co-holder (if any) sign above_________________

Detach above card, sign, date and mail in postage paid envelope provided.

GUARANTY FINANCIAL CORPORATION

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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